EXHIBIT 8.1


                             LIST OF SUBSIDIARIES

     The following is a list of the significant subsidiaries of Vitro, S.A. de C.V., including the name of each subsidiary and its jurisdiction of incorporation:

1.   Vitro Plan, S.A. de C.V.
     (Mexico)

2.   Auto Cristales de Oriente, S.A. de C.V.
     (Mexico)

3.   Cristales Automotrices, S.A. de C.V.
     (Mexico)

4.   Cristales Inastillables de Mexico, S.A. de C.V.
     (Mexico)

5.   Distribuidora de Vidrio de Mexico, S.A. de C.V.
     (Mexico)

6.   Distribuidora de Vidrio y Cristal, S.A. de C.V.
     (Mexico)

7.   Distribuidora Nacional de Vidrio, S.A. de C.V.
     (Mexico)

8.   Quimica M, S.A. de C.V.
     (Mexico)

9.   Vidrio Plano, S.A. de C.V.
     (Mexico)

10.  Vidrio Plano de Mexico, S.A. de C.V.
     (Mexico)

11.  Vidrios Templados Colombianos, S.A. de C.V.
     (Colombia)

12.  Vitro AFG, S.A. de C.V.
     (Mexico)

13.  Vitro America, Inc.
     (Delaware)

14.  Vitro Automotriz, S.A. de C.V.
     (Mexico)

15.  Vitrocar, S.A. de C.V.
     (Mexico)

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16.  Vitro Chaves-Industria de Vidrio, S.A.
     (Portugal)

17.  Vitro Cristalglass, S.A.
     (Spain)

18.  Vitro Flex, S.A. de C.V.
     (Mexico)

19.  Vitro Flotado Cubiertas, S.A. de C.V.
     (Mexico)

20.  Vitro OCF, S.A. de C.V.
     (Mexico)

21.  Vitro Vidrio y Cristal, S.A. de C.V.
     (Mexico)

22.  Vitro Envases Norteamerica, S.A. de C.V.
     (Mexico)

23.  Compania Vidriera, S.A. de C.V.
     (Mexico)

24.  Empresas Comegua, S.A.
     (Panama)

25.  Vitro Packaging, Inc.
     (Delaware)

26.  Industria del Alcali, S.A. de C.V.
     (Mexico)

27.  Fabricacion de Maquinas, S.A. de C.V.
     (Mexico)

28.  Vidriera Los Reyes, S.A. de C.V.
     (Mexico)

29.  Vidriera Mexico, S.A. de C.V.
     (Mexico)

30.  Vidriera Monterrey, S.A. de C.V.
     (Mexico)


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31.  Vidriera Guadalajara, S.A. de C.V.
     (Mexico)

32.  Vidriera Queretaro, S.A. de C.V.
     (Mexico)

33.  Vidriera Toluca, S.A. de C.V.
     (Mexico)

34.  Vitro Fibras, S.A. de C.V.
     (Mexico)

35.  Vitro American Nacional Can, S.A. de C.V.
     (Mexico)

36.  Vancan, S.A. de C.V.
     (Mexico)

37.  Servicios Integrales de Envasado
     (Mexico)

38.  VGD Soluciones Integrales de Diseno
     (Mexico)

39.  Metalurgica Oriental, S.A. de C.V.
     (Mexico)

40.  Procesadora de Materias Primas Industrializables, S.A. de C.V.
     (Mexico)

41.  Vitrocrisa Holding, S. de R. L. de C. V.
     (Mexico)

42.  Vitrocrisa, S. de R. L. de C. V.
     (Mexico)

43.  Vitrocrisa Comercial, S. de R. L. de C. V.
     (Mexico)

44.  Vidrio Lux
     (Bolivia)

45.  Crisa Industrial, LLC
     (Delaware)


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46.  Crisa Corporation
     (Delaware)

47.  Crisa Texas Ltd. (dba. Crisa, Ltd.)
     (Texas)

48.  Plasticos Bosco, S.A. de C.V.
     (Mexico)

49.  Envases Cuauhtitlan, S.A. de C.V.
     (Mexico)

50.  Vitro Chemicals, Fibers and Mining, Inc.
     (Texas)

51.  Fabricacion de Cubiertos, S.A. de C.V.
     (Mexico)

52.  IP Vitro Fibras, Ltd
     (Switzerland)

53.  Vitro Global, S.A.
     (Switzerland)

54.  Vitro Europa, Ltd.
     (Switzerland)

55.  IP Vitro Vidrio y Cristal, Ltd.
     (Switzerland)

56.  Distribuidor Vidriero Lan, S.A. de C.V.
     (Mexico)

57.  Vitro Flotado Veracruz, S.A. de C.V.
     (Mexico)

58.  Vidrio Plano de Mexicali, S.A. de C.V.
     (Mexico)

59.  Cristales Centroamericanos, S.A.
     (Guatemala)

60.  VVP Auto Glass, Inc.
     (Delaware)


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61.  VVP Holding Corp.
     (Delaware)

62.  VVP Finance Corporation
     (Delaware)

63.  VVP Funding, Corp.
     (Delaware)

64.  Super Sky International, Inc.
     (Wisconsin)

65.  Super Sky Products, Inc.
     (Wisconsin)

66.  Super Sky Constructors, Inc.
     (Wisconsin)

67.  VVP Europa Holdings, B.V.
     (Netherlands)

68.  Tecnologia Vitro Vidrio y Cristal, Ltd.
     (Switzerland)

69.  Vitro Cristalglass, SL
     (Spain)

70.  Vitro Cristalglass Galicia, SL
     (Spain)

71.  Vitro Cristalglass Asturias, SL
     (Spain)

72.  Vitro Cristalglass Malaga, SL
     (Spain)

73.  Vitro Cristalglass Valencia, SL
     (Spain)

74.  Vitrochaves - Industrias de Vidrio, S.A.
     (Portugal)